UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2017
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Quantum Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)

1-13449	94-2665054
(Commission File No.)	(IRS Employer Identification No.)
224 Airport Parkway, San Jose, CA 95110
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 944-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 31, 2017, the Board of Directors (the “Board”) of Quantum Corporation (the “Company”) appointed Raghu Rau to serve as Executive Chairman, on a temporary basis, effective September 1, 2017. Mr. Rau was previously appointed Chairman of the Board and, as Executive Chairman, will exercise more active operational and strategic oversight on behalf of the board, including participating in investor meetings and conferences and assisting Quantum's management team with engagement of key company stakeholders. His biographical information was provided in the Company’s proxy statement for the annual meeting of the Company’s stockholders held on August 23, 2017.
There are no arrangements or understandings between Mr. Rau and any other persons pursuant to which he was selected as Executive Chairman. As previously disclosed, he was nominated to the Board pursuant a settlement agreement with VIEX Capital Advisors, LLC. There are also no family relationships between Mr. Rau and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The Company entered into a letter agreement (the “Offer Letter”) with Mr. Rau dated August 31, 2017, and effective September 1, 2017, establishing his compensation as Executive Chairman as summarized below.
Salary. Mr. Rau’s annual salary will be $240,000
Equity Compensation. In connection with his appointment, Mr. Rau will receive a one-time Restricted Stock Unit (“RSU”) grant equivalent to a grant date value of $450,000 with the actual number of shares determined based on the closing stock price on September 1, 2017, pursuant to the Company’s standard practice. 100% of the annual equity grant will vest on the one year anniversary of the grant date, on September 1, 2018, except as provided in the Offer Letter.
The full text of the Offer Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.1	Offer Letter with Raghu Rau, dated August 31, 2017
99.1	Press Release dated August 31, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

/s/ SHAWN D. HALL
Shawn D. Hall
Senior Vice President, General Counsel and
Secretary

Dated: September 5, 2017

EXHIBIT INDEX

Exhibit	Description
10.1	Offer Letter with Raghu Rau, dated August 31, 2017
99.1	Press Release dated August 31, 2017